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                                                                  EXHIBIT 3.1(a)

SECRETARY OF STATE
STATE OF WYOMING
THE CAPITAL
CHEYENNE, WY 82002-0020


                           ARTICLES OF INCORPORATION

  I.   Corporate Name:   OUTLAW ENTERTAINMENT GROUP, INC.
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 II.   Number and class of shares which the corporation is authorized to issue that together have unlimited voting rights:

       100,000,000 Common Shares
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       Number and class of shares which are entitled to receive the net assets of the corporation upon dissolution: (This class of shares may also be the class of shares that together have unlimited voting rights.)

       100,000,000 Common Shares
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III.   The registered agent and street address of its registered office are:

               C T CORPORATION SYSTEM, c/o C T CORPORATION SYSTEM
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                   1720 Carey Avenue, Cheyenne, Wyoming 82001
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       (THE REGISTERED AGENT MAY BE AN INDIVIDUAL WHO RESIDES IN THIS STATE, A
       DOMESTIC CORPORATION OR A NOT-FOR-PROFIT DOMESTIC CORPORATION, OR A FOREIGN CORPORATION OR NOT-FOR-PROFIT FOREIGN CORPORATION AUTHORIZED TO TRANSACT BUSINESS IN THIS STATE WHOSE BUSINESS OFFICE IDENTICAL WITH THE REGISTERED OFFICE.)

 IV.   The name and address of the incorporator:

       Susan A. Vertrees            1675 Broadway, Denver, CO 80202
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       Norma Barrios                1675 Broadway, Denver, CO 80202
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SECRETARY OF STATE
STATE OF WYOMING
THE CAPITOL
CHEYENNE, WY  82002-0020

                                   CONSENT TO

                        APPOINTMENT BY REGISTERED AGENT

         1. C T CORPORATION SYSTEM, voluntarily consents to serve as the registered agent for OUTLAW ENTERTAINMENT GROUP, INC. on the date shown below.

         2.  The registered agent certifies that he is:  (circle one)

             (a) An individual who resides in this state and whose business office is identical with the registered office;

             (b) A domestic corporation or not-for-profit domestic corporation whose business office is identical with the registered office; or

             (c) A foreign corporation or not-for-profit foreign corporation authorized to transact business in this state whose business office is identical with the registered office.

         3. C T CORPORATION SYSTEM knows and understands the duties of a registered agent as set forth in the 1989 Wyoming Business Corporation Act.

         Dated this 1st day of November, 1995.


                                     C T CORPORATION SYSTEM


                                     By    /s/ Marcia J. Sunahara
                                        -----------------------------
                                        Signature of Registered Agent
                                        Marcia J. Sunahara, Asst. Vice President

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Signed /s/ Norma Barrios                 Signed /s/ Susan A. Vertrees
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Dated       10-31-95                     Dated        10-31-95
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FOR NAME AVAILABILITY PURPOSES, LIST THE TYPE OF BUSINESS THE CORPORATION WILL
BE CONDUCTING:

     Marketing of travel and VISA credit cards
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INSTRUCTIONS:

         FILING FEE:    $90.00

         (1) THE ARTICLES OF INCORPORATION SHALL BE ACCOMPANIED BY A WRITTEN CONSENT TO APPOINTMENT EXECUTED BY THE REGISTERED AGENT.

         (2) ARTICLES OF INCORPORATION SHALL BE ACCOMPANIED BY ONE (1) EXACT OR CONFORMED COPY.